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                                                                   EXHIBIT 10.02



                        ADMINISTRATIVE SERVICES AGREEMENT

         This Administrative Services Agreement (this "Agreement") is entered into as of _______, 2001, between Kaneb Services, Inc., a Delaware corporation ("KSI"), and Kaneb Services LLC, a Delaware limited liability company ("KSL").

                              W I T N E S S E T H

         WHEREAS, KSI and KSL are parties to the Distribution Agreement and other related agreements; and

         WHEREAS, KSI and KSL desire for KSI and its Affiliates to provide certain services to KSL and its Affiliates;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, KSI and KSL hereby covenant and agree as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         All capitalized terms or other defined terms used but not defined in this Agreement are used in this Agreement with the following meanings:

         "Affiliate" means, with respect to KSI or KSL, any Person, that directly or indirectly, is in control of, is controlled by, controls or is under common control of KSI or KSL, as the case may be. For purposes of this definition, control shall include the ownership of 50% or more of the legal or beneficial interest in any Person or the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. A Person who is an Affiliate shall only be considered an Affiliate for so long as that Person meets the definition of an Affiliate. An officer, director, general partner, managing member or trustee of a Person or Affiliate of such Person shall not be considered to be an Affiliate unless such Person is under the direct or indirect control or common control of KSI or KSL, as the case may be. For purposes of clarity, neither KSI nor KSL shall be considered to be an Affiliate of the other, nor shall Kaneb Pipe Line Partners, L.P. or its subsidiaries be considered an Affiliate of KSL solely for the purposes of this Agreement.

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Dallas, Texas are authorized or required to close.

         "Closing Date" shall mean ________ __, 2001.

         "Distribution Agreement" shall mean that certain Distribution Agreement dated as of ______ ___, 2001, by and between KSI and KSL, as the same may be amended and in force and effect from time to time.



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         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Person" shall mean an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Services" shall mean, collectively, the Treasury Services, the Insurance and Risk Management Services, the Legal Services, the Tax Services, the MIS Services, the Investor Relations Services, the Facilities Services, the Human Resources Services and the Accounting Services (each of which, as hereinafter defined).

                                   ARTICLE 2

                                  KSI SERVICES

         2.1 SERVICES. KSI shall provide, or cause to be provided, the treasury and cash management services set forth on Annex A (the "Treasury Services"), the insurance and risk management services set forth on Annex B (the "Insurance and Risk Management Services"), the legal services set forth on Annex C ( the "Legal Services"), the tax services set forth on Annex D (the "Tax Services"), the management information system services set forth on Annex E (the "MIS Services"), the investor relations services set forth on Annex F (the "Investor Relations Services"), the facilities services set forth on Annex G (the "Facilities Services"), the human resources services set forth on Annex H (the "Human Resources Services"), the accounting services set forth on Annex I (the "Accounting Services") and other services related to the Services.

         2.2 FEES; EXPENSES.

                  (a) For the provision of the Services, KSL hereby agrees to pay to KSI $____ per month (the "Monthly Fee"). Annually, KSI will determine the costs of the Services pursuant to this agreement and will reasonably adjust the Monthly Fee accordingly. KSL hereby agrees to pay KSI the Monthly Fee on the 15th day of each month during the term of this Agreement.

                  (b) KSL and KSI hereby acknowledge and agree that the Monthly Fee only reimburses KSI for costs expended in connection with general overhead and other general business expenses and is not intended to reimburse KSI for out-of-pocket expenses incurred by KSI solely for the benefit of KSL. Accordingly, KSL hereby agrees to reimburse KSI any out-of-pocket expenses that KSI incurs solely for the benefit of KSL, such payment to be made within 30 calendar days after receipt of written notice of KSI incurring such an expense.

                  (c) KSL agrees to pay to KSI all overhead and administrative costs and expenses, except for the salaries and other compensation arrangements (including amounts expended under benefit plans) of any executive officers of KSL, incurred by KSI in connection with the provision of general office and other business services to the executive and administrative departments of KSL, including, but not limited to, the salaries of support staff and




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expenses incurred in connection with telephones, office supplies, office rent, dues and subscriptions and computer networks and systems.

         2.3 TERM AND TERMINATION. The term of this Agreement shall commence on the Closing Date and shall continue until, and terminate on, December 31, 2005, provided, however, that, upon one hundred and twenty (120) days notice to the other party, each party shall have the right to terminate this Agreement. The termination of this Agreement shall not release (i) either party from its liability to the other party under this Agreement arising from a breach of this Agreement, (ii) either party from its rights and obligations under Article III or (iii) KSL from its payment obligations under Section 2.2.

                                   ARTICLE 3

            ALLOCATION OF LIABILITY; RELATIONSHIP; DELEGATION OF DUTY

         3.1 WAIVER AND INDEMNIFICATION. KSL HEREBY WAIVES ANY AND ALL CLAIMS AGAINST KSI, ITS AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (THE "KSI PARTIES") FOR DAMAGES RESULTING FROM PERFORMANCE OF, ERROR OR DELAY IN PERFORMANCE, ATTEMPTING TO PERFORM OR FAILING TO PERFORM, ANY RESPONSIBILITIES HEREUNDER, OR ANY DAMAGES OF ANY KIND RELATED THERETO, INCLUDING CLAIMS ARISING AS A RESULT OF THE EXPRESS NEGLIGENCE OF SUCH PERSONS UNLESS SUCH DAMAGES RESULTED FROM THE WILLFUL MISCONDUCT OF SUCH PERSONS. FURTHER, KSL HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD THE KSI PARTIES HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, CAUSES OF ACTION AND LEGAL LIABILITIES ARISING OUT OF, IN CONNECTION WITH, OR AS AN INCIDENT TO, THIS AGREEMENT OR ANY ACT OR OMISSION IN THE PERFORMANCE BY SUCH PERSONS OF THEIR RESPONSIBILITIES HEREUNDER, INCLUDING DAMAGES, CAUSES OF ACTION AND LEGAL LIABILITIES ARISING AS A RESULT OF THE NEGLIGENCE OF SUCH PERSONS, UNLESS SUCH DAMAGES RESULTED FROM THE WILLFUL MISCONDUCT OF SUCH PERSONS SEEKING INDEMNIFICATION.

         3.2 LIMITATION ON WARRANTIES AND CONSEQUENTIAL DAMAGES. NONE OF THE KSI PARTIES MAKES ANY WARRANTIES OR REPRESENTATIONS REGARDING SERVICES PROVIDED PURSUANT TO THIS AGREEMENT OTHER THAN THOSE EXPRESSED IN THIS AGREEMENT AND NONE OF THE KSI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE. SUCH SERVICES ARE FURNISHED ON AN "AS IS" BASIS, AND NONE OF THE KSI PARTIES ASSUMES ANY RESPONSIBILITY FOR ANY DAMAGE OR LOSS (INCLUDING, WITHOUT LIMITATION, ANY CONSEQUENTIAL, EXEMPLARY OR SPECIAL DAMAGES OR LOST PROFITS) ARISING OUT OF, RESULTING FROM OR CAUSED BY SERVICES FURNISHED.



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         3.3 EXPRESS NEGLIGENCE. THE INDEMNITIES SET FORTH IN THIS ARTICLE III
ARE INTENDED TO BE ENFORCEABLE AGAINST THE PARTIES IN ACCORDANCE WITH THE EXPRESS TERMS AND SCOPE THEREOF NOTWITHSTANDING TEXAS' EXPRESS NEGLIGENCE RULE OR ANY SIMILAR DIRECTIVE THAT WOULD PROHIBIT OR OTHERWISE LIMIT INDEMNITIES BECAUSE OF THE SIMPLE OR GROSS NEGLIGENCE (WHETHER SOLE, CONCURRENT, ACTIVE OR PASSIVE) OR OTHER FAULT OR STRICT LIABILITY OF ANY OF THE KSI PARTIES.

         3.4 INDEPENDENT CONTRACTOR. UNLESS OTHERWISE AGREED BY THE PARTIES WITH RESPECT TO LEGAL SERVICES, IN PERFORMING THE SERVICES HEREUNDER, KSL AND KSI ACKNOWLEDGE AND AGREE THAT THE KSI PARTIES AND THEIR REPRESENTATIVES SHALL BE CONSIDERED INDEPENDENT CONTRACTORS WITH RESPECT TO KSL AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE EMPLOYEES, AGENTS, PARTNERS OR JOINT VENTURERS OF KSL. ADDITIONALLY, KSI SHALL HAVE THE AUTHORITY AND RESPONSIBILITY TO SELECT THE MEANS, MANNER AND METHOD OF PERFORMING THE SERVICES REQUIRED TO BE CAUSED TO BE PERFORMED BY IT HEREUNDER.

         3.5 DELEGATION OF DUTY. In the performance of their respective obligations under this Agreement, KSI and its Affiliates may act directly or through agents, counsel (in-house or outside) or other persons, may delegate the performance of functions and may consult with agents, counsel (in-house or outside) and other persons. None of KSI or any of its Affiliates will be liable for the default or misconduct of any persons employed, consulted or engaged thereby. KSI and its Affiliates will be entitled to conclusively rely for all purposes upon any notice, document, correspondence, request or directive received by it from KSL or its Affiliates, or any officer or director of KSL or its Affiliates, and shall not be obligated to inquire (a) as to the authority or power of any person executing or presenting any such notice, document, correspondence, request or directive, or (b) as to the truthfulness of any statements set forth therein.

                                   ARTICLE 4

                                  MISCELLANEOUS

         4.1 COMPLETE AGREEMENT; AMENDMENT. This Agreement, including the other writings referred to herein or delivered pursuant hereto, constitutes the entire agreement between KSI and KSL with respect to the subject matter hereof and supersedes all other agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Agreement may not be amended, altered or modified except by a writing executed by KSI and KSL.

         4.2 NOTICES. All notices under this Agreement must be in writing and delivered by personal service; certified or registered mail, postage prepaid, return receipt requested; nationally-recognized overnight courier, courier charges prepaid; or facsimile transmission



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(followed by telephone confirmation of receipt), to KSI or KSL, as applicable, at the addresses herein set forth.

                  The addresses for notices are as follows:

                  If to KSI:

                           Kaneb Services, Inc.
                           2435 North Central Expressway, Suite 700
                           Richardson, Texas 75080
                           Attention: Vice President Administration
                           Facsimile: (972) 699-4025
                           Confirm: (972) 699-4000

                  With a copy to:

                           Fulbright & Jaworski L.L.P.
                           1301 McKinney, Suite 5100
                           Houston, Texas 77010-3095
                           Attention: John A. Watson
                           Facsimile: (713) 651-5246
                           Confirm: (713) 651-5428

                  If to KSL:

                           Kaneb Services LLC
                           2435 North Central Expressway, Suite 700
                           Richardson, Texas 75080
                           Attention: President
                           Facsimile: (972) 699-4025
                           Confirm: (972) 699-4000

                  With a copy to:

                           Fulbright & Jaworski L.L.P.
                           1301 McKinney, Suite 5100
                           Houston, Texas 77010-3095
                           Attention: John A. Watson
                           Facsimile: (713) 651-5246
                           Confirm: (713) 651-5428

All notices, demands and requests will be effective upon actual receipt or, in the case of delivery by facsimile transmission, the completion of such transmission during the normal business hours of the recipient. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as provided herein will be deemed to be receipt of the notice, demand or request sent. By giving to the other party at least 10 Business Days' written notice thereof, a party and its respective permitted successors and permitted assigns will have the right from time to time and at any time during the term of this Agreement to change their respective addresses for notices and each will have the



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right to specify as its address for notices any other address within the United
States of America.

         4.3 SEVERABILITY. Any provision hereof that is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

         4.4 ASSIGNMENT; OTHER BENEFITS. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Neither party to this Agreement may assign its rights under this Agreement without the prior written consent of the other party; provided, however, KSI may assign any of its rights and obligations under this Agreement to any Affiliate of KSI.

         4.5 GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Texas, without reference to or the application of the rules of conflicts of laws set forth in such laws.

         4.6 WAIVER. No consent or waiver, express or implied, by a party hereto to or of any breach or default by the other party hereto in the performance by such other party of its obligations hereunder will be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such other party of the same or any other obligations of such other party hereunder. Failure on the part of a party to complain of any act or failure to act of the other party or to declare the other party in default, irrespective of how long such failure continues, will not constitute a waiver by such party of its rights hereunder. The giving of consent by a party in any one instance will not limit or waive the necessity to obtain such party's consent in any future instance.

         4.7 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, will include all other genders; and the singular will include the plural and vice versa. The headings of the Articles and Sections of this Agreement are included for convenience only and will not be deemed to constitute part of this Agreement or to affect the construction hereof or thereof.

         4.8 FORCE MAJEURE. Except for the obligation of KSL to make payments hereunder when due and the indemnification obligations arising hereunder, neither party shall be liable for delays in performance or for non-performance, directly occasioned or caused by Force Majeure. As used in this Agreement, the term "Force Majeure" means any event beyond the reasonable control of the party claiming to be affected thereby, including, without limitation, acts of God, storms, floods, war, fire, strikes, lockouts or differences with workers, acts of the public enemy, insurrections, riots or rules or regulations of any Governmental Authority asserting jurisdiction or control, compliance with which makes continuance of operations impossible. Inability of either party to secure funds shall not be regarded as Force Majeure. Upon the occurrence of Force Majeure, the party affected shall give prompt notice thereof to the other party and shall, at its cost and expense, do all things commercially reasonable to remove or mitigate its effect.



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         4.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will for all purposes be deemed an original, but all of which together will constitute one and the same agreement.

         4.10 FURTHER ASSURANCES. Each party hereto agrees to do all acts and things and to make, execute and deliver such written instruments, as will from time to time be reasonably required to carry out the terms and provisions of this Agreement.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth in the introduction to this Agreement.


                                          KANEB SERVICES, INC.

                                          By:
                                             -----------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                          KANEB SERVICES LLC

                                          By:
                                             -----------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------



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